                                                                    EXHIBIT 1(c)




                                 MOTOROLA, INC.
                              MEDIUM-TERM NOTES DUE
                       9 MONTHS OR MORE FROM DATE OF ISSUE


                             DISTRIBUTION AGREEMENT



                                                               ________ __, 19__



[Name of Agent]
[Address]




Dear Sirs:

     Motorola, Inc., a Delaware corporation (the "Company"), confirms its agreement with ___________________________ (the "Agent") with respect to the issue and sale by the Company of its Medium-Term Notes described herein (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") dated as of _______ __, 19__ between the Company and ________________, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $___,000,000 aggregate principal amount (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies, including European Currency Units, as the Company shall designate at the time of issuance) of Notes to or through the Agent pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agent pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

     This Agreement provides both for the sale of Notes by the Company to the Agent as principal for resale to investors and other purchasers and for the sale of Notes by the Company


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directly to investors (as may from time to time be agreed to by the Company and the Agent), in which case the Agent will act as an agent of the Company in soliciting Note purchases.

     The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (No. 33-______) for the registration of, among other securities of the Company, debt securities, including the Notes, under the Securities Act of 1933 (the "1933 Act") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the SEC and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934 (the "1934 Act") or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Agent by the Company for use in connection with the offering of the Notes, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

SECTION 1.     APPOINTMENT AS AGENT.

     (a) APPOINTMENT. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold to or through the Agent. The Agent is authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Notes purchased by the Agent as principal for resale to others but is not authorized to appoint sub-agents. In connection with sales by the Agent of Notes purchased by the Agent as principal to other brokers or dealers, the Agent may allow any portion of the discount it has received in connection with such purchase from the Company to such brokers or dealers. The Company agrees that, during the period the Agent is acting as the Company's agent hereunder, unless otherwise agreed, the Company will not contact or solicit potential investors to purchase the Notes and will not appoint other agents to act on its behalf, or to assist it, in the placement of the Notes.

     (b) SALE OF NOTES. The Company shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the principal amount of Notes registered pursuant to the Registration Statement. The Agent will have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.


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     (c)  PURCHASES AS PRINCIPAL.  The Agent shall not have any obligation to purchase Notes from the Company as principal, but the Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by the Agent as principal shall be made in accordance with Section 3(a) hereof.

     (d) SOLICITATIONS AS AGENT. If agreed upon by the Agent and the Company, the Agent, acting solely as agent for the Company and not as principal, will solicit purchases of the Notes. The Agent will communicate to the Company, orally, each offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by the Agent. The Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of the Agent's agreement contained herein. The Company may accept or reject any proposed purchase of Notes, in whole or in part. The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company. The Agent shall not have any liability to the Company in the event any such agency purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent any commission to which it would be entitled in connection with such sale.

     (e) RELIANCE. The Company and the Agent agree that any Notes purchased by the Agent shall be purchased, and any Notes the placement of which the Agent arranges shall be placed by the Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

     (f) ADDITIONAL AGENTS. Notwithstanding anything to the contrary contained herein, the Company may authorize any other person, partnership or corporation (an "Additional Agent") to act as its agent to solicit offers for the purchase of all or part of the Notes of the Company upon thirty days' prior notice to the Agent; provided, however, that any Additional Agent shall execute this Agreement and become a party hereto and thereafter the term Agent as used in this Agreement shall mean the Agent and such Additional Agent. At such time, the Additional Agent shall specify its requirements for the delivery of certificates, letters and opinions as are set forth in Section 5 hereof.

SECTION 2.     REPRESENTATIONS AND WARRANTIES.

     (a) The Company represents and warrants to the Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to the Agent as principal or through the Agent as agent), as of the date of each delivery of Notes (whether to the Agent as principal or through the Agent as agent; the date of each such delivery to the Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date") as follows:

               (i) DUE INCORPORATION AND QUALIFICATION. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole.


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

               (ii) REGISTRATION STATEMENT AND PROSPECTUS. At the time the Registration Statement became effective, the Registration Statement and the Prospectus complied, and as of each applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the SEC promulgated thereunder. The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the SEC and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agent expressly for use in the Registration Statement or Prospectus.

               (iii) INCORPORATED DOCUMENTS. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective under the 1933 Act and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

               (iv) FINANCIAL STATEMENTS. The financial statements and any supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

               (v) AUTHORIZATION AND VALIDITY OF THIS AGREEMENT, THE INDENTURE AND THE NOTES. This Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Agent, will be a valid and legally binding agreement of the Company; the Indenture has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Trustee, will be a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or agreed upon pursuant to the provisions of this Agree-ment, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforce-ment of creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agent and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of Notes will be entitled to the benefits of the Indenture.

               (vi) MATERIAL CHANGES OR MATERIAL TRANSACTIONS. The Company and its subsidiaries considered as a whole have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or incorporated therein, there has not been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan), any significant increase in the long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, or, other than the Company's regular quarterly dividend, any dividend or

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     distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (vii) NO DEFAULTS; REGULATORY APPROVALS. The execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities laws.

               (viii) LEGAL PROCEEDINGS; CONTRACTS. Other than (a) as set forth, incorporated by reference, or contemplated in the Prospectus and (b) litigation incident to the kind of business conducted by the Company and its subsidiaries, which in the case of those items in (b) individually and in the aggregate is not material to the Company and its subsidiaries considered as a whole, there are no legal or governmental proceedings pending to which the Company and its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or its subsidiaries, the Company has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                (ix) DOING BUSINESS WITH CUBA. The Company has complied and will comply with the provisions of Florida H.B. 1771, codified as Section
     517.075 of the      Florida Statutes, 1987, as amended, and all regulations
     promulgated thereunder relating to issuers doing business in Cuba.

                (xiv) COMMODITY EXCHANGE ACT. The Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

     (b) ADDITIONAL CERTIFICATIONS. Any certificate signed by any director or officer of the Company and delivered to the Agent or to counsel for the Agent in connection with an offering of Notes through the Agent as agent or the sale of Notes to the Agent as principal shall be

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deemed a representation and warranty by the Company to the Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION 3.     PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT.

     (a) PURCHASES AS PRINCIPAL. Unless otherwise agreed by the Agent and the Company, Notes may be purchased by the Agent as principal. Such purchases shall be made in accordance with terms agreed upon by the Agent and the Company (which terms, unless otherwise agreed, shall be agreed upon orally, with written confirmation prepared by the Agent and mailed to the Company). The Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agent may engage the services of any other broker or dealer in connection with the resale of the Notes purchased as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers and dealers. At the time of each purchase of Notes by the Agent as principal, the Agent shall specify the requirements for the stand-off agreement, officer's certificate, opinion of counsel and comfort letter pursuant to Sections 4(k), 7(b), 7(c) and 7(d) hereof.

     (b) SOLICITATIONS AS AGENT. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and the Agent, the Agent, as an agent of the Company, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. All Notes sold through the Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and the Agent.

     The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through the Agent, as agent, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

     The Company agrees to pay the Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by the Agent as set forth in Schedule A hereto.

     (c) ADMINISTRATIVE PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Company and the Agent and set forth in a pricing supplement to the Prospectus to be prepared in connection with each sale of Notes. Except as may be otherwise provided in such supplement to the Prospectus, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Agent, the

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Company and the Trustee (the "Procedures").  The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.     COVENANTS OF THE COMPANY.

     The Company covenants with the Agent as follows:

     (a) NOTICE OF CERTAIN EVENTS. The Company will notify the Agent promptly, and confirm the notice in writing (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the SEC for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Registration Statement or the Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, or the documents incorporated therein, (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or the documents incorporated therein, or for additional information, (v) of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or threatening of any proceedings for any such purpose, and (vi) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any preliminary prospectus supplement, or the initiation of any proceedings for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of the Prospectus or any preliminary prospectus supplement or suspending such qualification and, in the event of the issuance of a stop order or any order preventing or suspending the use of the Prospectus or any preliminary prospectus supplement or suspending such qualification, to obtain the lifting thereof at the earliest possible moment.

     (b) NOTICE OF CERTAIN PROPOSED FILINGS. The Company will give the Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any post effective amendment) or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates of Notes), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Agent with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing, preparation or use, as the case may be, and will not file any such amendment or supplement or other documents or use any prospectus to which the Agent or counsel for the Agent shall reasonably object.

     (c) COPIES OF THE REGISTRATION STATEMENT AND THE PROSPECTUS. The Company will deliver to the Agent as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agent may reasonably request. The Company will furnish to the Agent as many copies of the Prospectus (as amended or supplemented) as the Agent shall reasonably request so long as the

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Agent is required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

     (d) PREPARATION OF PRICING SUPPLEMENTS. The Company will prepare, with respect to any Notes to be sold through or to the Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agent and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act not later than the close of business of the SEC on the fifth business day after the date on which such Pricing Supplement is first used.

     (e) REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. Except as otherwise provided in subsection (l) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agent or counsel for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agent to cease the solicitation of offers to purchase the Notes in the Agent's capacity as agent and to cease sales of any Notes the Agent may then own as principal, and the Company will forthwith amend or supplement the Registration Statement and the Prospectus (in form and substance satisfactory to counsel for the Agent), whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements and the Company will furnish to the Agent a reasonable number of copies of such amendment or supplement.

     (f) PROSPECTUS REVISIONS -- PERIODIC FINANCIAL INFORMATION. Except as otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agent, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

     (g) PROSPECTUS REVISIONS -- AUDITED FINANCIAL INFORMATION. Except as otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

     (h) EARNINGS STATEMENTS. The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

     (i) BLUE SKY QUALIFICATIONS. The Company will endeavor, in cooperation with the Agent, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agent may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided.

     (j) 1934 ACT FILINGS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all reports and any definitive proxy information statements required to be filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

     (k) STAND-OFF AGREEMENT. If specified by the Agent in connection with a purchase by it of Notes as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without the Agent's prior written consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement and commercial paper in the ordinary course of business).

     (l) SUSPENSION OF CERTAIN OBLIGATIONS. The Company shall not be required to comply with the provisions of subsections (e), (f) or (g) of this Section during any period from the time (i) the Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company and (ii) the Agent shall not then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that solicitation of purchases of the Notes should be resumed or the Agent shall subsequently purchase Notes from the Company as principal.

SECTION 5.     CONDITIONS OF OBLIGATIONS.

     The obligations of the Agent to purchase Notes as principal and to solicit offers to purchase the Notes as agent of the Company, and the obligations of any purchasers of the Notes sold through the Agent as agent, will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

     (a) LEGAL OPINIONS. On the date hereof, the Agent shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agent or counsel to the Agent:

          (1) OPINION OF COMPANY COUNSEL. The opinion of James K. Markey, Senior Corporate Counsel of the Company, or another attorney employed by the Company who is acceptable to the Agent, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ii) The Company has corporate power and authority to con-duct its business as described in the Prospectus.

               (iii) The authorized capitalization of the Company is as set forth or incorporated by reference in the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

               (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

               (v) The Indenture has been duly and validly authorized, executed and delivered by the parties thereto and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally, or by general equity principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange pre-vailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States.

               (vi) The Notes, in the form(s) certified by the Company as of the date hereof, have been duly authorized for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States, and each holder of Notes will be entitled to the benefits of the Indenture.

               (vii) The statements in the Prospectus and the applicable Prospectus Supplement under the caption "Description of Notes" (or a similar heading or headings), to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

               (viii)    The Indenture is qualified under the 1939 Act.

               (ix) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

               (x) At the time the Registration Statement became effective and at each Representation Date, the Registration Statement and the Prospectus (other than the financial statements and other financial data and supporting schedules included therein, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the 1933 Act, the 1939 Act and the regulations under each of those Acts.

               (xi) The Notes, in the form(s) certified by the Company as of the date hereof, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted from the provisions of the Commodity Exchange Act, assuming the accuracy of any certifications of factual matters furnished by the Agent to the Company in connection with the issuance thereof.

               (xii) To the best of such counsel's knowledge, other than as set forth, incorporated by reference or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation incident to the kind of business conducted by the Company and its subsidiaries, which litigation incident to the Company's business individually and in the aggregate is not material to the Company and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xiii) The execution and delivery of this Agreement or of the Indenture, or the consummation by the Company of the transactions con-templated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which the Company is a party or by which the Company is bound, or any law, administrative regulation or administrative or court order or decree known to such counsel to be applicable to the Company of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company; nor will such action result in any violation of the provisions of the charter or by-laws of the Company.

               (xiv) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto and the descriptions thereof or references thereto are correct.

               (xv) No consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consum-mation by the Company of the transactions contemplated by this Agreement, the Indenture or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities laws.

               (xvi) Each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus (other than the financial statements and other financial data and supporting schedules included therein, as to which no opinion need be rendered) complied when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

               (xvii) The information contained in the Prospectus and the applicable Prospectus Supplement under the caption "Description of Notes" (or a similar heading or headings), to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

          (2) OPINION OF COUNSEL TO THE AGENT. The opinion of _______________, counsel to the Agent, covering the matters referred to in subparagraph (1) under the subheadings (i) and (iv) to (x), inclusive, above.

          (3) In giving their opinions required by subsection (a)(1) and (a)(2) of this Section, Mr. Markey and ____________________ shall each additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement, at the time it became effective or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the SEC subsequent to the effectiveness of the Registration Statement (in each case, other than the financial statements, financial data and schedules included therein, as to which such counsel need express no belief), then at the time such amendment became effective or at the time of the most recent such filing, as the case may be, or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the state-ments therein not misleading or that the Prospectus (other than the financial statements, financial data and schedules included therein, as to which such counsel need express no belief), as amended or supplemented at the date hereof, or (if such opinion is being delivered in connection with the purchase of Notes by the Agent as principal pursuant to Section 7(c) hereof) at the date of any agreement by the Agent to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) OFFICER'S CERTIFICATE. At the date hereof, the Agent shall have received a certificate of the Vice Chairman and Chief Executive Officer, the President or another senior officer acceptable to the Agent of the Company, and of the Chief Financial Officer, Controller, Treasurer or Assistant Treasurer of the Company, in form and substance satisfactory to the Agent or counsel to the Agent and dated as of the date hereof, to the effect that (i) the Company and its subsidiaries considered as a whole shall have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus, (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of any agreement by the Agent to purchase Notes as principal, there shall not have been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding at the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan) or any significant increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or incorporated by reference or contemplated in the Prospectus, (iii) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as the term is defined by the SEC for purposes of Rule 436(G)(2) under the 1933 Act ("Rating Organization") and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, (iv) the representations and warranties of the Company contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (v) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (vi) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC.

     (c) COMFORT LETTER. On the date hereof, the Agent shall have received a letter from KPMG Peat Marwick, dated as of the date hereof and in form and substance satisfactory to the Agent, to the effect that:

               (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

               (ii) In their opinion, the consolidated financial statements and supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations.

               (iii) Based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in or incorporated by reference into the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as the case may be, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in or incorporated by reference into the Registration Statement or the Prospectus or (B) at a specified date not more than five days prior to the date of such letter, there has been any change in the capital stock of the Company (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in or incorporated by reference into the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's stock purchase plans or the

     Company's employee savings and profit sharing plan) or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the most recent balance sheet included in or incorporated by reference into the Prospectus or, during the period from the date of the most recent financial statements included in or incorporated by reference into the Prospectus to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net earnings or net earnings per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur.

               (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in or incorporated by reference into the Registration Statement and Prospectus and which are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

     (d) OTHER DOCUMENTS. On the date hereof and on each Settlement Date, counsel to the Agent shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agent and to counsel to the Agent.

     If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent, any applicable agreement by the Agent to purchase Notes as principal) may be terminated by the Agent by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section 4(h) hereof, the provisions concerning payment of expenses under
Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 11 hereof, the provisions relating to governing law set forth in Section 14 and the provisions set forth under "Parties" of Section 15 hereof shall remain in effect.

SECTION 6.     DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH THE AGENT.

     Delivery of Notes sold through the Agent as agent shall be made by the Company to the Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Company and deliver the Note to the Company, and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure occurred for any reason other than default by the Agent in the performance of its obligations hereunder, the Company will reimburse the Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

SECTION 7.     ADDITIONAL COVENANTS OF THE COMPANY.

     The Company covenants and agrees with the Agent that:

     (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each acceptance by it of an offer for the purchase of Notes (whether to the Agent as principal or through the Agent as agent), and each delivery of Notes to the Agent (whether to the Agent as principal or through the Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or its agent, or to the Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is under-stood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Notes or similar changes, and, unless the Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement, unless the Agent shall otherwise specify), (iii) the Company sells Notes to the Agent as principal or
(iv) if the Company issues and sells Notes in a form not previously certified to the Agent by the Company, the Company shall furnish or cause to be furnished to the Agent forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which were last furnished to the Agent are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

     (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Notes or similar changes or solely for the inclusion of additional financial information, and, unless the Agent shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K, unless the Agent shall otherwise specify), (iii) the Company sells Notes to the Agent as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agent by the Company, the Company shall furnish or cause to be furnished forthwith to the Agent and to counsel to the Agent a written opinion of James K. Markey, Senior Corporate Counsel to the Company, or other counsel satisfactory to the Agent dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent, of the same tenor as the opinion referred to in
Section 5(a)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; or, in lieu of such opinion, counsel last furnishing such opinion to the Agent shall furnish the Agent with a letter, in form and substance satisfactory to the Agent or counsel to the Agent, to the effect that the Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

     (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus which contains additional financial information, or (ii) the Company sells Notes to the Agent as principal, the Company shall cause KPMG Peat Marwick forthwith to furnish the Agent a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form satisfactory to the Agent, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

SECTION 8.     INDEMNIFICATION.

     (a) INDEMNIFICATION OF THE AGENT. The Company agrees to indemnify and hold harmless the Agent and each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred, (including the fees and disbursements of counsel chosen by the Agent) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto); and further provided that this indemnity agreement does not apply to any loss, liability, claim, damage or expense arising out of any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus or preliminary prospectus supplement, as the case may be, but eliminated or remedied in the Prospectus if a copy of the Prospectus (excluding documents incorporated therein by reference) was not delivered by you to the person asserting the claim arising from such untrue statement or omission or such alleged untrue statement or omission, at or prior to the time required by the 1933 Act.

     (b) INDEMNIFICATION OF COMPANY. The Agent agrees to indemnify and hold harmless the Company, its directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the

Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto) in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto).

     (c) GENERAL. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

SECTION 9.     CONTRIBUTION.

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 hereof is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agent, as incurred, in such proportions that the Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by the Agent to the date of such liability bears to the total sales price from the sale of Notes sold to or through the Agent to the date of such liability, and the Company is responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

SECTION 10.    PAYMENT OF EXPENSES.

     The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

     (a) The preparation, printing and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

     (b)  The preparation, copying, filing and reproduction of this Agreement;

     (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

     (d) The fees and disbursements of the Company's accountants and counsel, of the Trustee and its counsel and, where applicable, of any Calculation Agent or Exchange Rate Agent;

     (e) The reasonable fees and disbursements of counsel to the Agent incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby;

     (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agent in connection therewith and in connection with the preparation of any Blue Sky Survey;

     (g) The printing and delivery to the Agent in quantities as hereinabove stated of copies of the Registration Statement as originally filed and of each amendment thereto, of any preliminary prospectuses, and of the Prospectus and any amendments or supplements (including any preliminary prospectus supplements) thereto, and the delivery by the Agent of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

     (h) The preparation, printing, reproducing and delivery to the Agent of copies of the Indenture and all supplements and amendments thereto;

     (i)  Any fees charged by rating agencies for the rating of the Notes;

     (j) The fees and expenses incurred in connection with the listing of the Notes on any securities exchange;

     (k) The filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Agent in connection with such review;

     (l Any advertising and other out-of-pocket expenses of the Agent incurred with the approval of the Company;

     (m) The cost of providing any CUSIP or other identification numbers for the Notes;

     (n) The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Notes; and

     (o) All other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this section.

SECTION 11.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

SECTION 12.    TERMINATION.

     (a) TERMINATION OF THIS AGREEMENT. This Agreement (excluding any agreement hereunder by the Agent to purchase Notes as principal) may be terminated for any reason, at any time by either the Company or the Agent upon the giving of 30 days' written notice of such termination to the other party hereto.

     (b) TERMINATION OF AGREEMENT TO PURCHASE NOTES AS PRINCIPAL. The Agent may terminate any agreement hereunder by the Agent to purchase Notes as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if (A) the Company and its subsidiaries considered as a whole shall have sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus, and (B) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of any agreement by the Agent to purchase Notes as principal, there shall have been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding at the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan) or any significant increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or incorporated by reference or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Notes or enforce contracts for sale of the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the

Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented, or (iii) if there has been a suspension or material limitation in trading in the securities of the Company or securities generally on the New York Stock Exchange, or if a general moratorium on commercial banking activities in New York or Illinois shall have been declared by either Federal or state authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) if the rating assigned by any Rating Organization to any debt securities of the Company as of the date of any applicable principal purchase shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company, or (v) if there shall have come to the Agent's attention any facts that would cause the Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circum-stances existing at the time of such delivery, not misleading, or (vi) if the SEC has issued a stop order suspending the effectiveness of the Registration Statement under the 1933 Act or if the SEC has initiated or threatened proceedings for such purpose.

     (c) GENERAL. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agent shall be entitled to any commission earned in accordance with the third paragraph of
Section 3(b) hereof, (ii) if at the time of termination (a) the Agent shall own any Notes purchased by it as principal with the intention of reselling them or
(b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(h) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.    NOTICES.

     Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company:

          Motorola, Inc.
          1303 East Algonquin Road
          Schaumburg, Illinois 60196

          Attention: Treasurer

     If to the Agent:

          [Name and Address of Agent]


          Attention: __________________


or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.    GOVERNING LAW; FORUM.

     This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company against the Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 15.    PARTIES.

     This Agreement shall inure to the benefit of and be binding upon the Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

     If the foregoing is in accordance with the Agent's understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agent and the Company in accordance with its terms.

                              Very truly yours,

                              MOTOROLA, INC.


                              By: _______________________________
                                  Name:
                                  Title:

Accepted:

[Agent]


By:  __________________________________
     Name:
     Title:

                                                                       EXHIBIT A

     The following terms, if applicable, shall be agreed to by the Agent and the Company in connection with each sale of Notes:

     Principal Amount: $_______
          (or principal amount of foreign currency)

     Interest Rate:
          If Fixed Rate Note, Interest Rate:

          If Floating Rate Note:
               Interest Rate Basis:
               Initial Interest Rate:
               Spread or Spread Multiplier, if any:
               Interest Reset Date(s):
               Interest Payment Date(s):
               Index Maturity:
               Maximum Interest Rate, if any:
               Minimum Interest Rate, if any:
               Interest Reset Period:
               Interest Payment Period:
               Calculation Agent:

     If Redeemable:
          Initial Redemption Date:
          Initial Redemption Percentage:
          Annual Redemption Percentage Reduction:
     If Repayable:
          Optional Repayment Date(s):

     Date of Maturity:
     Purchase Price:  ___%
     Settlement Date and Time:
     Currency of Denomination:
     Denominations (if currency is other than U.S. dollar):
     Currency of Payment:
     Additional Terms:

Also, in connection with the purchase of Notes by the Agent as principal, agreement as to whether the following will be required:


     Officer's Certificate pursuant to Section 7(b) of the Distribution
     Agreement.
     Legal Opinion pursuant to Section 7(c) of the Distribution Agreement. Comfort Letter pursuant to Section 7(d) of the Distribution Agreement. Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A

     As compensation for the services of the Agent hereunder, the Company shall pay it, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                       PERCENT OF
MATURITY RANGES                                     PRINCIPAL AMOUNT

From 9 months to less than 1 year. . . . . . . . . .     .125%

From 1 year to less than 18 months . . . . . . . . .     .150

From 18 months to less than 2 years. . . . . . . . .     .200

From 2 years to less than 3 years. . . . . . . . . .     .250

From 3 years to less than 4 years. . . . . . . . . .     .350

From 4 years to less than 5 years. . . . . . . . . .     .450

From 5 years to less than 6 years. . . . . . . . . .     .500

From 6 years to less than 7 years. . . . . . . . . .     .550

From 7 years to less than 10 years . . . . . . . . .     .600

From 10 years to less than 15 years. . . . . . . . .     .625

From 15 years to less than 20 years. . . . . . . . .     .700

From 20 years to 30 years. . . . . . . . . . . . . .     .750

Greater than 30 years. . . . . . . . . . . . . . . . . . *


- ---------------
*    As agreed to by the Company and the Agent at the time of sale.